UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2019

Cimpress plc

(Exact Name of Registrant as Specified in Its Charter)

Ireland	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building D, Xerox Technology Park
Dundalk, Co. Louth
Ireland
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +353 42 938 8500

Cimpress N.V.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Ordinary Shares, par value of €0.01	CMPR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12.b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On December 3, 2019 at 4:15 pm Eastern Standard Time (the “Effective Time”), Cimpress N.V., a Dutch public limited company, and Cimpress plc (formerly known as Cimpress Limited), an Irish public limited company, completed the previously announced merger pursuant to which Cimpress N.V. merged with and into Cimpress plc (the “Merger”), with Cimpress plc surviving the Merger. On November 21, 2019, Cimpress Limited was re-registered as an Irish public limited company, or plc, and thereafter became known as Cimpress plc. The Merger was effected pursuant to an agreement between Cimpress N.V. and Cimpress Limited entitled the Common Draft Terms of Merger dated as of September 17, 2019 (the “Common Draft Terms of Merger”).

As a result of the Merger, all of Cimpress N.V.’s outstanding ordinary shares, par value €0.01 per share (“Cimpress N.V. Ordinary Shares”), were exchanged on a one-for-one basis for newly issued ordinary shares, par value €0.01 per share (“Cimpress plc Ordinary Shares”), of Cimpress plc.

The Cimpress plc Ordinary Shares have been approved for listing on the Nasdaq Global Select Market (“Nasdaq”) and, beginning at the opening of trading on Nasdaq on December 4, 2019, will trade under the symbol “CMPR,” the same symbol under which the Cimpress N.V. Ordinary Shares previously traded. In connection with the Merger and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), Cimpress plc is the successor issuer to Cimpress N.V. and has succeeded to the attributes of Cimpress N.V. as the registrant, including Cimpress N.V’s Commission file number 000-51539. The Cimpress plc Ordinary Shares are deemed to be registered under Section 12(b) of the Exchange Act, and Cimpress plc is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the Commission using the same Commission file number previously used by Cimpress N.V. Cimpress plc hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. The CUSIP number for Cimpress plc Ordinary Shares is G2143T103.

Prior to completion of the Merger, the Cimpress N.V. Ordinary Shares were listed on Nasdaq under the trading symbol “CMPR” and were registered under Section 12(b) of the Exchange Act. Cimpress N.V. Ordinary Shares will be suspended from trading on Nasdaq prior to the opening of trading on December 4, 2019, and Cimpress N.V. has requested that Nasdaq file with the U.S. Securities and Exchange Commission (the “SEC”) a notification on Form 25 with respect to the removal of the Cimpress N.V. Ordinary Shares from listing on Nasdaq and requesting the withdrawal of the registration of Cimpress N.V. Ordinary Shares under Section 12(b) of the Exchange Act. In addition, Cimpress plc expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of Cimpress N.V. Ordinary Shares ten days after the date such Form 25 is filed.

The foregoing summary of the Merger is qualified in its entirety by reference to the full text of the Common Draft Terms of Merger included as Exhibit 2.1 to our Current Report on Form 8-K filed with the SEC on September 19, 2019 and incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

(a) Assumption of Certain Employment Agreements.

The information under the heading “Assumption of Certain Employment Agreements” in Item 5.02 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

(b) Assumption of Certain Cimpress N.V. Obligations to Issue Ordinary Shares.

The information under the heading “Assumption of Certain Cimpress N.V. Obligations to Issue Ordinary Shares” in Item 5.02 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note are incorporated into this Item 2.01 by reference.

As provided in the Common Draft Terms of Merger, at the Effective Time, Cimpress N.V. ceased to exist and transferred all of its assets and liabilities by universal succession of title (onder algemene titel) to Cimpress plc pursuant to the European Communities (Cross-Border Mergers) Regulations 2008 (S.I. No. 157 of 2008) of Ireland, Section 2:309 and Section 2:333c of the Dutch Civil Code, and Directive 2005/56/EC of the European Parliament and of the Council of October 26, 2005 on Cross-Border Mergers of Limited Liability Companies as repealed and codified by Chapter II, Title II of Directive 2017/1132/EU.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures under the Introductory Note are incorporated into this Item 3.02 by reference.

As described above in the Introductory Note, pursuant to the Merger, at the Effective Time holders of Cimpress N.V. Ordinary Shares received, in exchange for such Cimpress N.V. Ordinary Shares, Cimpress plc Ordinary Shares on a one-for-one basis. The issuance of these securities in connection with the Merger was sanctioned by the High Court of Ireland pursuant to an order issued on December 3, 2019 after a hearing upon the fairness of the terms and conditions of such issuance at which all holders of Cimpress N.V. Ordinary Shares had a right to appear and of which notice had been given. The issuance of Cimpress plc Ordinary Shares described above was exempt from the registration requirements of the Securities Act by virtue of the exemption provided under Section 3(a)(10) thereof.

Item 3.03	Material Modification to the Rights of Security Holders.

The disclosures under the Introductory Note are incorporated into this Item 3.03 by reference.

In connection with the Merger, commencing upon the Effective Time the rights of holders of Cimpress plc Ordinary Shares became governed by Cimpress plc’s Constitution which is included as Annex B to Cimpress N.V.’s definitive proxy statement filed with the SEC on September 27, 2019 and incorporated herein by reference. The description of the Cimpress plc Ordinary Shares set forth under the caption “Description of Cimpress plc Shares” beginning on page 44 of Cimpress N.V.’s definitive proxy statement filed by Cimpress N.V. with the SEC on September 27, 2019 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The disclosures under the Introductory Note are incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Executive Officers and Directors.

Upon completion of the Merger, the directors and executive officers of Cimpress N.V. immediately prior to the completion of the Merger became the directors and executive officers of Cimpress plc.

(b) Assumption of Certain Employment Agreements.

On December 3, 2019, Cimpress plc assumed the following agreements with its executive officers: (i) Amended and Restated Executive Retention Agreement between Cimpress N.V. and Robert Keane, dated as of October 23, 2009, (ii) Executive Retention Agreement between Cimpress N.V. and Sean Quinn, dated as of February 16, 2016, and (iii) Executive Retention Agreement between Cimpress N.V. and Maarten Wensveen, dated as of January 1, 2019 (collectively, the “Executive Agreements”). In connection with the consummation of the Merger, the Executive Agreements will be deemed amended to the extent necessary so that all references to compensatory equity or equity-linked awards will refer to compensatory equity or equity-linked awards covering Cimpress plc Ordinary Shares. The Executive Agreements are incorporated herein by reference to our previous SEC filings, as described in the Exhibit Index of this Report.

(c) Assumption of Certain Cimpress N.V. Obligations to Issue Ordinary Shares.

Effective as of the Effective Time, Cimpress plc assumed the obligations of Cimpress N.V. in connection with certain equity awards and share based compensation previously granted under certain equity-linked incentive plans of Cimpress N.V. (the “Cimpress N.V. Equity Plans”).

(d) Compensatory Plans.

Certain of the Cimpress N.V. Equity Plans which Cimpress plc has assumed as described above in paragraph (c) of this Item 5.02 were granted to Cimpress plc’s principal executive officer, principal financial officer, or one or more other named executive officers (as such term is used in Rule 402 of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1

Common Draft Terms of Merger dated as of September 17, 2019 between Cimpress N.V., a Dutch public limited company, and Cimpress plc (formerly known as Cimpress Limited), an Irish public limited company, are incorporated by reference to our Current Report on Form 8-K filed with the SEC on September 19, 2019

3.1	Constitution of Cimpress plc is incorporated by reference to our definitive proxy statement on Schedule 14A filed with the SEC on September 27, 2019

10.1

Amended and Restated Executive Retention Agreement between Cimpress N.V. and Robert Keane, dated as of October 23, 2009 is incorporated by reference to our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009

10.2

Form of Executive Retention Agreement between Cimpress N.V. and each of Sean Quinn and Maarten Wensveen is incorporated by reference to our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2016

10.3	2016 Performance Equity Plan

10.4	2011 Equity Incentive Plan

10.5	Amended and Restated 2005 Equity Incentive Plan

10.6	2005 Non-Employee Directors’ Share Option Plan

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 3, 2019	Cimpress plc

	By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer